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                                  DISTRIBUTION AGREEMENT dated as of November 1,
                          1995, among ITT CORPORATION, a Delaware corporation ("ITT"), ITT DESTINATIONS, INC., a Nevada corporation ("ITT Destinations"), and ITT HARTFORD GROUP, INC., a Delaware corporation ("ITT Hartford").

                 WHEREAS, the Board of Directors of ITT has determined that it is appropriate and desirable to distribute to the holders of shares of Common Stock, par value $1.00 per share, of ITT (the "ITT Common Stock") all the outstanding shares of common stock of ITT Destinations (the "ITT Destinations Common Shares") and all the outstanding shares of common stock of ITT Hartford (the "ITT Hartford Common Shares");

                 WHEREAS, each of ITT, ITT Destinations and ITT Hartford has determined that it is necessary and desirable to allocate and assign responsibility for those liabilities in respect of the activities of the businesses of such entities on the Distribution Date (as defined herein) and those liabilities in respect of other businesses and activities of ITT and its former subsidiaries and other matters; and

                 WHEREAS, each of ITT, ITT Destinations and ITT Hartford has determined that it is necessary and desirable to set forth the principal corporate transactions required to effect such distribution and to set forth other agreements that will govern certain other matters following the distribution.

                 NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

ARTICLE I.  DEFINITIONS

                 SECTION 1.01. General. As used in this Agreement, the following terms shall have the following meanings
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(such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency, body or commission or any arbitration tribunal.

                 "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.

                 "Agent" shall have the meaning as defined in Section 2.01(b).

                 "Ancillary Agreements" shall mean all of the written agreements, instruments, understandings, assignments or other arrangements (other than this Agreement) entered into in connection with the transactions contemplated hereby, including, without limitation, the Conveyancing and Assumption Instruments, the Employee Benefits Services and Liability Agreement, the Tax Allocation Agreement and the Intellectual Property Agreements.

                 "Claims Administration" shall mean the processing of claims made under the Company Policies, including, without limitation, the reporting of losses or claims to insurance carriers (including, without limitation, as a result of reports provided to ITT Industries by ITT Destinations or ITT Hartford), management and defense of claims, the settlement of claims (except to the extent settlement authority remains with another party as contemplated by the second proviso to Section 7.03(a)) and providing for appropriate releases upon settlement of claims.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder, including any successor legislation.

                 "Commission" shall have the meaning as defined in Section 4.02(b).

                 "Company Policies" shall mean all Policies, current or past, which are or at any time were maintained by or on behalf of or for the benefit or protection of ITT or any
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of its predecessors which relate to any Shared Liability, the ITT Industries
Business, the ITT Destinations Business or the ITT Hartford Business, or current or past directors, officers, employees or agents of any of the foregoing Businesses, including, without limitation, the Policies identified on Schedule 7.01(a) hereto.

                 "Conveyancing and Assumption Instruments" shall mean, collectively, the various agreements, instruments and other documents to be entered into to effect the transfer of assets and the assumption of Liabilities in the manner contemplated by this Agreement.

                 "Distribution" shall mean the distribution on the Distribution Date to holders of record of shares of ITT Common Stock as of the Distribution Record Date of (i) the ITT Destinations Common Shares owned by ITT on the basis of one ITT Destinations Common Share for each outstanding share of ITT Common Stock and (ii) the ITT Hartford Common Shares owned by ITT on the basis of one ITT Hartford Common Share for each outstanding share of ITT Common Stock.

                 "Distribution Date" shall mean such date as may hereafter be determined by ITT's Board of Directors as the date as of which the Distribution shall be effected.

                 "Distribution Record Date" shall mean such date as may hereafter be determined by ITT's Board of Directors as the record date for the Distribution.

                 "Effective Time" shall mean 11:59 p.m., New York time, on the Distribution Date.

                 "Employee Benefits Services and Liability Agreement" shall mean the Employee Benefits Services and Liability Agreement dated as of November 1, 1995, among ITT, ITT Destinations and ITT Hartford.

                 "Indemnifiable Losses" shall mean any and all losses, liabilities, claims, damages, demands, costs or expenses (including, without limitation, reasonable attorneys' fees and any and all out-of-pocket expenses) whatsoever reasonably incurred in investigating, preparing for or defending against any Actions or potential Actions.

                 "Indemnifying Party" shall have the meaning as defined in
Section 3.04.
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                 "Indemnitee" shall have the meaning as defined in Section
3.04.

                 "Insurance Administration" shall mean, with respect to each Company Policy, the accounting for premiums, retrospectively-rated premiums, defense costs, indemnity payments, deductibles and retentions, as appropriate, under the terms and conditions of each of the Company Policies, and the distribution of Insurance Proceeds as contemplated by this Agreement.

                 "Insurance Proceeds" shall mean those monies (i) received by an insured from an insurance carrier or (ii) paid by an insurance carrier on behalf of an insured, in either case net of any applicable premium adjustment, retrospectively-rated premium, deductible, retention, or cost of reserve paid or held by or for the benefit of such insured.

                 "Insured Claims" shall mean those Liabilities that, individually or in the aggregate, are covered within the terms and conditions of any of the Company Policies, whether or not subject to deductibles, co-insurance, uncollectability or retrospectively-rated premium adjustments, but only to the extent that such Liabilities are within applicable Company Policy limits, including aggregates.

                 "Intellectual Property Agreements" shall mean the various intellectual property and licensing agreements entered into in connection with the Distribution.

                 "ITT" shall mean ITT Corporation, a Delaware corporation and its predecessor Maryland corporation.

                 "ITT Destinations" shall mean ITT Destinations, Inc., a Nevada corporation.

                 "ITT Destinations Assets" shall mean, collectively, all the rights and assets of ITT and its Subsidiaries relating to the ITT Destinations Business, including, without limitation, (i) the assets included on the consolidated balance sheet of ITT Destinations as of September 30, 1995, and any assets acquired by ITT or any of its Subsidiaries relating to the ITT Destinations Business from October 1, 1995, to the Distribution Date, (ii) all the outstanding capital stock or other interests of ITT
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                                                                               5

Destinations in Subsidiaries of ITT Destinations and (iii) rights to the Company Policies to the extent set forth in Article VII hereof.

                 "ITT Destinations Business" shall mean the businesses of (i) those business entities listed on Schedule 1.01(b) hereto, (ii) any other division, Subsidiary or investment of ITT managed or operated as of the date of this Agreement or any prior time by any such business entity unless such other division, Subsidiary or investment is listed on Schedule 1.01(a), Schedule 1.01(c) or Schedule 1.01(d) hereto and (iii) business entities acquired or established by or for ITT Destinations or any of its Subsidiaries after the date of this Agreement.

                 "ITT Destinations Indemnitees" shall mean ITT Destinations, each Affiliate of ITT Destinations, each of their respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

                 "ITT Destinations Liabilities" shall mean, collectively, (i) all the Liabilities of ITT Destinations and its Subsidiaries under this Agreement and any of the Ancillary Agreements and (ii) all the Liabilities of the parties hereto or their respective Subsidiaries (whenever arising whether prior to, at or following the Effective Time) arising out of or in connection with or otherwise relating to the management or conduct before or after the Effective Time of the ITT Destinations Business (the Liabilities listed in clauses (i) and (ii) above being collectively referred to as the "True ITT Destinations Liabilities") and (iii) 33-1/3% of the amount of all Shared Liabilities.

                 "ITT Hartford" shall mean ITT Hartford Group, Inc., a Delaware corporation.

                 "ITT Hartford Assets" shall mean, collectively, all the rights and assets of ITT and its Subsidiaries relating to the ITT Hartford Business, including, without limitation, (i) the assets included on the consolidated balance sheet of ITT Hartford as of September 30, 1995, and any assets acquired by ITT or any of its Subsidiaries relating to the ITT Hartford Business from October 1, 1995, to the Distribution Date, (ii) all the outstanding capital stock or other interests of ITT Hartford in Subsidiaries of ITT Hartford and
(iii) rights to the Company Policies to the extent set forth in Article VII hereof.
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                 "ITT Hartford Business" shall mean the businesses of (i) those business entities listed on Schedule 1.01(c) hereto, (ii) any other division, Subsidiary or investment of ITT managed or operated as of the date of this Agreement or any prior time by any such business entity unless such other division, Subsidiary or investment is listed on Schedule 1.01(a), Schedule 1.01(b) or Schedule 1.01(d) hereto and (iii) business entities acquired or established by or for ITT Hartford or any of its Subsidiaries after the date of this Agreement.

                 "ITT Hartford Indemnitees" shall mean ITT Hartford, each Affiliate of ITT Hartford, each of their respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

                 "ITT Hartford Liabilities" shall mean, collectively, (i) all the Liabilities of ITT Hartford and its Subsidiaries under this Agreement and any of the Ancillary Agreements and (ii) all the Liabilities of the parties hereto or their respective Subsidiaries (whenever arising whether prior to, at or following the Effective Time) arising out of or in connection with or otherwise relating to the management or conduct before or after the Effective Time of the ITT Hartford Business (the Liabilities listed in clauses (i) and
(ii) above being collectively referred to as the "True ITT Hartford Liabilities") and (iii) 33-1/3% of the amount of all Shared Liabilities.

                 "ITT Industries" shall mean (i) ITT Industries, Inc., an Indiana corporation and the legal successor to ITT, or (ii) ITT, after giving effect to the transactions contemplated by Section 2.01 hereof or as if such transactions had occurred, in each case as the context requires.

                 "ITT Industries Assets" shall mean, collectively, all the rights and assets of ITT and its Subsidiaries relating to the ITT Industries Business, including, without limitation, (i) the assets included on the consolidated balance sheet of ITT Industries as of September 30, 1995, and any assets acquired by ITT or any of its Subsidiaries relating to the ITT Industries Business from October 1, 1995, to the Distribution Date, (ii) all the outstanding capital stock or other interests of ITT Industries in Subsidiaries of ITT Industries and (iii) rights to the Company Policies to the extent set forth in Article VII hereof.
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                 "ITT Industries Business" shall mean the businesses of (i)
those business entities listed on Schedule 1.01(a) hereto, (ii) any other division, Subsidiary or investment of ITT managed or operated as of the date of this Agreement or any prior time by any such business entity unless such other division, Subsidiary or investment is listed on Schedule 1.01(b), Schedule 1.01(c) or Schedule 1.01(d) hereto and (iii) business entities acquired or established by or for ITT Industries or any of its Subsidiaries after the date of this Agreement.

                 "ITT Industries Indemnitees" shall mean ITT Industries, each Affiliate of ITT Industries, each of their respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

                 "ITT Industries Liabilities" shall mean collectively, (i) all the Liabilities of ITT Industries and its Subsidiaries under this Agreement and any of the Ancillary Agreements and (ii) all the Liabilities of the parties hereto or their respective Subsidiaries (whenever arising whether prior to, at or following the Effective Time) arising out of or in connection with or otherwise relating to the management or conduct before or after the Effective Time of the ITT Industries Business (the Liabilities listed in clauses (i) and
(ii) above being collectively referred to as the "True ITT Industries Liabilities") and (iii) 33-1/3% of the amount of all Shared Liabilities.

                 "Liabilities" shall mean any and all debts, liabilities and obligations, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including, without limitation, those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any court, any governmental or other regulatory or administrative agency or commission or any award of any arbitration tribunal, and those arising under any contract, guarantee, commitment or undertaking.

                 "person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

                 "Policies" shall mean insurance policies and insurance contracts of any kind (other than life and
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benefits policies or contracts), including, without limitation, primary, excess and umbrella policies, commercial general liability policies, fiduciary liability, automobile, aircraft, property and casualty, workers' compensation and employee dishonesty insurance policies, bonds and self-insurance and captive insurance company arrangements, together with the rights, benefits and privileges thereunder.

                 "Provider" shall have the meaning as defined in Section 5.01.

                 "Proxy Statement" shall mean the Proxy Statement sent to the holders of shares of ITT Common Stock in connection with the Distribution, including any amendment or supplement thereto.

                 "Recipient" shall have the meaning as defined in Section 5.01.

                 "Shared Liability" means any Liability of the parties hereto or their respective Subsidiaries (whether arising prior to, at or following the Effective Time) which (i) arises out of or is in connection with or otherwise relates to the management or conduct prior to the Effective Time of the businesses of ITT and its Subsidiaries and (ii) is not a True ITT Industries Liability, True ITT Destinations Liability or True ITT Hartford Liability, including, without limitation, Shared Liabilities listed on Schedule 1.01(d) hereto.

                 "Subsidiary" shall mean any corporation, partnership or other entity of which another entity (i) owns, directly or indirectly, ownership interests sufficient to elect a majority of the Board of Directors (or persons performing similar functions) (irrespective of whether at the time any other class or classes of ownership interests of such corporation, partnership or other entity shall or might have such voting power upon the occurrence of any contingency) or (ii) is a general partner or an entity performing similar functions (e.g., a trustee). For purposes of this Agreement, Madison Square Garden, L.P., and ITT-Dow Jones Television and their respective Subsidiaries are Subsidiaries of ITT Destinations.

                 "Tax" shall mean all Federal, state, local and foreign taxes and assessments, including all interest,
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penalties and additions imposed with respect to such amounts.

                 "Tax Allocation Agreement" shall mean the Tax Allocation Agreement dated as of November 1, 1995, among ITT, ITT Destinations and ITT Hartford.

                 "Third Party Claim" shall have the meaning as defined in
Section 3.05.

                 "True ITT Destinations Liabilities" shall have the meaning as defined under "ITT Destinations Liabilities."

                 "True ITT Hartford Liabilities" shall have the meaning as defined under "ITT Hartford Liabilities."

                 "True ITT Industries Liabilities" shall have the meaning as defined under "ITT Industries Liabilities."

                 SECTION 1.02. References; Interpretation. References to an "Exhibit" or to a "Schedule" are, unless otherwise specified, to one of the Exhibits or Schedules attached to this Agreement, and references to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement.

ARTICLE II.  DISTRIBUTION AND OTHER TRANSACTIONS; CERTAIN COVENANTS

                 SECTION 2.01.  The Distribution and Other Transactions.

                 (a)  Certain Transactions.  On or prior to the Distribution
Date:

                 (i) ITT will contribute to ITT Destinations the business entities that are to comprise the ITT Destinations Business (to the extent they are not owned by ITT Destinations or any of its Subsidiaries).

                 (ii) ITT will contribute to ITT Hartford the business entities that are to comprise the ITT Hartford Business (to the extent they are not owned by ITT Hartford or any of its Subsidiaries).

                 (iii) ITT Industries shall, on behalf of itself and its Subsidiaries, transfer to ITT Destinations effective as of the Effective Time all of ITT Industries' and its
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Subsidiaries' right, title and interest in the ITT Destinations Assets. ITT
Industries shall, on behalf of itself and its Subsidiaries, transfer to ITT Hartford effective as of the Effective Time all of ITT Industries' and its Subsidiaries' right, title and interest in the ITT Hartford Assets.

                 (iv) ITT Destinations shall, on behalf of itself and its Subsidiaries, transfer to ITT Industries effective as of the Effective Time all of ITT Destinations' and its Subsidiaries' right, title and interest in the ITT Industries Assets. ITT Destinations shall, on behalf of itself and its Subsidiaries, transfer to ITT Hartford effective as of the Effective Time all of ITT Destinations' and its Subsidiaries' right, title and interest in the ITT Hartford Assets.

                 (v) ITT Hartford shall, on behalf of itself and its Subsidiaries, transfer to ITT Destinations effective as of the Effective Time all of ITT Hartford's and its Subsidiaries' right, title and interest in the ITT Destinations Assets. ITT Hartford shall, on behalf of itself and its Subsidiaries, transfer to ITT Industries effective as of the Effective Time all of ITT Hartford's and its Subsidiaries' right, title and interest in the ITT Industries Assets.

                 (b)  Stock Dividends to ITT.  On or prior to the Distribution
Date:

                 (i) ITT Destinations shall issue to ITT as a stock dividend a number of ITT Destinations Common Shares as required to effect the Distribution, as certified by the ITT Corporate Stock Services Department (the "Agent"). In connection therewith ITT shall deliver to ITT Destinations for cancellation the share certificate (or certificates) currently held by it representing ITT Destinations Common Shares and shall receive a new certificate (or certificates) representing the total number of ITT Destinations Common Shares to be owned by ITT after giving effect to such stock dividend.

                 (ii) ITT Hartford shall issue to ITT as a stock dividend a number of ITT Hartford Common Shares as required to effect the Distribution, as certified by the Agent. In connection therewith ITT shall deliver to ITT Hartford for cancellation the share certificate currently held by it representing ITT Hartford Common Shares and shall receive a new certificate (or certificates) representing the total
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number of ITT Hartford Common Shares to be owned by ITT after giving effect to such stock dividend.

                 (c)  Charters; By-laws.  On or prior to the Distribution Date:

                 (i) All necessary actions shall have been taken to provide for the adoption of the form of Articles of Incorporation and By-laws filed by ITT Destinations with the Commission.

                 (ii) All necessary actions shall have been taken to provide for the adoption of the form of Articles of Incorporation and By-laws filed by ITT Hartford with the Commission.

                 (iii) ITT Destinations shall have filed with the Secretary of State of Nevada an amendment to its Articles of Incorporation to change its name to "ITT Corporation".

                 (d) Directors. On or prior to the Distribution Date, ITT, as the sole shareholder of ITT Destinations and ITT Hartford, shall have taken all necessary action to elect, or cause to be elected, to the Board of Directors of ITT Destinations and the Board of Directors of ITT Hartford the individuals identified in the Proxy Statement as directors of New ITT (as defined in the Proxy Statement) and ITT Hartford, respectively.

                 (e) Certain Licenses and Permits. (i) On or prior to the Distribution Date or as soon as reasonably practicable thereafter, all transferrable licenses, permits and authorizations issued by governmental or regulatory entities which relate to the ITT Destinations Business or the ITT Hartford Business but which are held in the name of ITT or any of its Subsidiaries (other than ITT Destinations or ITT Hartford or any of their respective Subsidiaries), or any of their respective employees, officers, directors, stockholders, agents, or otherwise, on behalf of ITT Destinations (or its Subsidiaries) or ITT Hartford (or its Subsidiaries), as applicable, shall be duly and validly transferred by ITT to ITT Destinations (or its Subsidiaries) or ITT Hartford (or its Subsidiaries), as applicable.

                 (ii) On or prior to the Distribution Date or as soon as reasonably practicable thereafter, all transferrable licenses, permits and authorizations issued by governmental or regulatory entities which relate to the ITT Industries
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Business or the ITT Hartford Business but which are held in the name of ITT
Destinations or any of its Subsidiaries, or any of their respective employees, officers, directors, stockholders, agents, or otherwise, on behalf of ITT Industries (or its Subsidiaries) or ITT Hartford (or its Subsidiaries), as applicable, shall be duly and validly transferred by ITT Destinations to ITT Industries (or its Subsidiaries) or ITT Hartford (or its Subsidiaries), as applicable.

                 (iii) On or prior to the Distribution Date or as soon as reasonably practicable thereafter, all transferrable licenses, permits and authorizations issued by governmental or regulatory entities which relate to the ITT Destinations Business or the ITT Industries Business but which are held in the name of ITT Hartford or any of its Subsidiaries, or any of their respective employees, officers, directors, stockholders, agents, or otherwise, on behalf of ITT Destinations (or its Subsidiaries) or ITT Industries (or its Subsidiaries), as applicable, shall be duly and validly transferred by ITT Hartford to ITT Destinations (or its Subsidiaries) or ITT Industries (or its Subsidiaries), as applicable.

                 (f) Transfer of Agreements. (i) ITT hereby agrees that on or prior to the Distribution Date or as soon as reasonably practicable thereafter, subject to the limitations set forth in this Section 2.01(f), it will, and it will cause its Subsidiaries (other than ITT Destinations or ITT Hartford or any of their respective Subsidiaries) to, assign, transfer and convey to ITT Destinations or ITT Hartford, as applicable, all of ITT's or such Subsidiary's respective right, title and interest in and to any and all agreements that relate exclusively to the ITT Destinations Business or ITT Hartford Business, as applicable. ITT Destinations hereby agrees that on or prior to the Distribution Date or as soon as reasonably practicable thereafter, subject to the limitations set forth in this Section 2.01(f), it will, and it will cause its Subsidiaries to, assign, transfer and convey to ITT Industries or ITT Hartford, as applicable, all of ITT Destinations' or such Subsidiary's respective right, title and interest in and to any and all agreements that relate exclusively to the ITT Industries Business or ITT Hartford Business, as applicable. ITT Hartford hereby agrees that on or prior to the Distribution Date or as soon as reasonably practicable thereafter, subject to the limitations set forth in this
Section 2.01(f), it will, and it will cause its Subsidiaries
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to, assign, transfer and convey to ITT Industries or ITT Destinations, as applicable, all of ITT Hartford's or such Subsidiary's respective right, title and interest in and to any and all agreements that relate exclusively to the ITT Industries Business or ITT Destinations Business, as applicable.

                 (ii) Subject to the provisions of this Section 2.01(f), any agreement to which any of the parties hereto or any of their Subsidiaries is a party that inures to the benefit of more than one of the ITT Industries Business, ITT Destinations Business and ITT Hartford Business shall be assigned in part, on or prior to the Distribution Date or as soon as reasonably practicable thereafter, so that each party shall be entitled to the rights and benefits inuring to its business under such agreement.

                 (iii) The assignee of any agreement assigned, in whole or in part, hereunder (an "Assignee") shall assume and agree to pay, perform, and fully discharge all obligations of the assignor under such agreement or, in the case of a partial assignment under paragraph (f)(ii), such Assignee's related portion of such obligations as determined in accordance with the terms of the relevant agreement, where determinable on the face thereof, and otherwise as determined in accordance with the practice of the parties prior to the Distribution.

                 (iv) Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any agreement, in whole or in part, or any rights thereunder if the agreement to assign or attempt to assign, without the consent of a third party, would constitute a breach thereof or in any way adversely affect the rights of the Assignee thereof. Until such consent is obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of any party hereto so that the Assignee would not, in fact, receive all such rights, the parties will cooperate with each other in any arrangement designed to provide for the Assignee the benefits of, and to permit the Assignee to assume liabilities under, any such agreement.

                 (g)  Consents.  The parties hereto shall use their
commercially reasonable efforts to obtain required consents to assignment of agreements hereunder.
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                 (h) Delivery of Shares to Agent. ITT shall deliver to the Agent the share certificates representing the ITT Destinations Common Shares and the ITT Hartford Common Shares issued to ITT by ITT Destinations and ITT Hartford, respectively, pursuant to Section 2.01(b) and shall instruct the Agent to distribute, on or as soon as practicable following the Distribution Date, such Common Shares to holders of record of shares of ITT Common Stock on the Distribution Record Date as further contemplated by, and subject to the conditions contained in, the Proxy Statement and this Agreement. ITT
Destinations and ITT Hartford shall provide all share certificates that the Agent shall require in order to effect the Distribution.

                 (i) Other Transactions. On or prior to the Distribution Date, each of ITT, ITT Destinations and ITT Hartford shall have consummated those other transactions in connection with the Distribution that are contemplated by the Proxy Statement and the ruling request submission by ITT to the Internal Revenue Service dated June 22, 1995 (as subsequently supplemented), and not specifically referred to in subparagraphs (a)-(h) above.

                 SECTION 2.02.  Certain Financial and Other Arrangements.

                 (a)  Intercompany Accounts.

                 (i) Without limiting the terms of Section 2.03, all intercompany receivables, payables and loans (other than receivables, payables and loans otherwise specifically provided for in any of the Ancillary Agreements or hereunder), including, without limitation, in respect of any cash balances, any cash balances representing deposited checks or drafts for which only a provisional credit has been allowed or any cash held in any centralized cash management system, between ITT Destinations or any of its Subsidiaries, on the one hand, and ITT Industries or any of its Subsidiaries, on the other hand, shall, as of the Effective Time, be settled, capitalized or converted into ordinary trade accounts, in each case as may be agreed in writing prior to the Effective Time by duly authorized representatives of ITT Industries and ITT Destinations.

                 (ii) Without limiting the terms of Section 2.03, all intercompany receivables, payables and loans (other than receivables, payables and loans otherwise specifically provided for in any of the Ancillary Agreements or hereunder),
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including, without limitation, in respect of any cash balances, any cash balances representing deposited checks or drafts for which only a provisional credit has been allowed or any cash held in any centralized cash management system, between ITT Hartford or any of its Subsidiaries, on the one hand, and ITT Industries or any of its Subsidiaries, on the other hand, shall, as of the Effective Time, be settled, capitalized or converted into ordinary trade accounts, in each case as may be agreed in writing prior to the Effective Time by duly authorized representatives of ITT Industries and ITT Hartford.

                 (iii) Without limiting the terms of Section 2.03, all intercompany receivables, payables and loans (other than receivables, payables and loans otherwise specifically provided for in any of the Ancillary Agreements or hereunder), including, without limitation, in respect of any cash balances, any cash balances representing deposited checks or drafts for which only a provisional credit has been allowed or any cash held in any centralized cash management system, between ITT Destinations or any of its Subsidiaries, on the one hand, and ITT Hartford or any of its Subsidiaries, on the other hand, shall, as of the Effective Time, be settled, capitalized or converted into ordinary trade accounts, in each case as may be agreed in writing prior to the Effective Time by duly authorized representatives of ITT Destinations and ITT Hartford.

                 (b) Operations in Ordinary Course. Each of ITT Industries, ITT Destinations and ITT Hartford covenants and agrees that, except as otherwise provided in any Ancillary Agreement, during the period from the date of this Agreement through the Distribution Date, it will, and will cause any entity that is a Subsidiary of such party at any time during such period to, conduct its business in a manner substantially consistent with current and past operating practices and in the ordinary course, including, without limitation, with respect to the payment and administration of accounts payable and the administration of accounts receivable, the purchase of capital assets and equipment and the management of inventories.

                 SECTION 2.03. Capital Structure. ITT, ITT Destinations and ITT Hartford each agrees to use its commercially reasonable efforts to achieve a capitalization at December 31, 1995 which is substantially the same as its respective forecasted capitalization under the heading "ITT Industries Forecasted Capitalization", "New ITT Forecasted

Capitalization" or "ITT Hartford Forecasted Capitalization" in ITT's Current Report on Form 8-K filed with the Commission on November 7, 1995.

                 SECTION 2.04. Assumption and Satisfaction of Liabilities; Management Responsibility for Shared Liabilities; Rights and Assets Relating to Shared Liabilities. (a) Except as otherwise specifically set forth in any Ancillary Agreement, from and after the Effective Time, (i) ITT Industries shall, and shall cause its Subsidiaries to, assume, pay, perform and discharge all ITT Industries Liabilities, (ii) ITT Destinations shall, and shall cause its Subsidiaries to, assume, pay, perform and discharge all ITT Destinations Liabilities, and (iii) ITT Hartford shall, and shall cause its Subsidiaries to, assume, pay, perform and discharge all ITT Hartford Liabilities.

                 (b) The parties acknowledge that various claims and administrative matters may arise from time to time in respect of Shared Liabilities and that it would be in the best interests of the parties hereto to designate responsibility for managing and administering Shared Liabilities, including, without limitation, as contemplated by Section 3.05(b) hereto. The parties accordingly agree that such responsibilities shall be allocated as provided in Schedule 1.01(d) hereto; such responsibilities for Shared Liabilities not covered by Schedule 1.01(d) shall be as mutually agreed upon among the parties. All costs and expenses (including, without limitation, reasonable attorneys' fees and all out-of-pocket expenses whatsoever reasonably incurred) incurred by or on behalf of the party with such management and administrative responsibility shall be shared among the parties equally.

                 (c) The parties hereto shall be entitled to share in any rights and assets (including, without limitation, recoveries, claims and proceeds of asset sales) that relate to Shared Liabilities (including, without limitation, Insurance Proceeds received under Company Policies) equally.

                 SECTION 2.05. Resignations. (a) ITT Industries shall cause all its employees to resign, effective as of the Effective Time, from all positions as officers of ITT Destinations or as officers or directors of any Subsidiary of ITT Destinations in which they serve. ITT Destinations shall cause all its employees to resign, effective as of the Effective Time, from all positions as officers of ITT

Industries or as officers or directors of any Subsidiary of ITT Industries in which they serve.

                 (b) ITT Industries shall cause all its employees to resign, effective as of the Effective Time, from all positions as officers of ITT Hartford or as officers or directors of any Subsidiary of ITT Hartford in which they serve. ITT Hartford shall cause all its employees to resign, effective as of the Effective Time, from all positions as officers of ITT Industries or as officers or directors of any Subsidiary of ITT Industries in which they serve.

                 (c) ITT Hartford shall cause all its employees to resign, effective as of the Effective Time, from all positions as officers of ITT Destinations or as officers or directors of any Subsidiary of ITT Destinations in which they serve. ITT Destinations shall cause all its employees to resign, effective as of the Effective Time, from all positions as officers of ITT Hartford or as officers or directors of any Subsidiary of ITT Hartford in which they serve.

                 SECTION 2.06. Further Assurances. In case at any time after the Effective Time any further action is reasonably necessary or desirable to carry out the purposes of this Agreement and the Ancillary Agreements, the proper officers of each party to this Agreement shall take all such necessary action. Without limiting the foregoing, ITT, ITT Destinations and ITT Hartford shall use their commercially reasonable efforts to obtain all consents and approvals, to enter into all amendatory agreements and to make all filings and applications that may be required for the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, including, without limitation, all applicable governmental and regulatory filings.

                 SECTION 2.07. No Representations or Warranties. Each of the parties hereto understands and agrees that, except as otherwise expressly provided, no party hereto is, in this Agreement or in any other agreement or document contemplated by this Agreement or otherwise, making any representation or warranty whatsoever, including, without limitation, as to title, value or legal sufficiency. It is also agreed and understood that all assets either transferred to or retained by the parties, as the case may be, shall be "as is, where is" and that (subject to Section 2.06) the party to which such assets are to be transferred hereunder shall bear the economic and legal risk that any conveyances of such assets shall prove to be insufficient or that such party's or any of the Subsidiaries' title to any such assets shall be other than good and marketable and free from encumbrances. Similarly, each party hereto understands and agrees that no party hereto is, in this Agreement or in any other agreement or document contemplated by this Agreement or otherwise, representing or warranting in any way that the obtaining of any consents or approvals, the execution and delivery of any amendatory agreements and the making of any filings or applications contemplated by this Agreement will satisfy the provisions of any or all applicable agreements or the requirements of any or all applicable laws or judgments, it being agreed and understood that the party to which any assets are transferred shall bear the economic and legal risk that any necessary consents or approvals are not obtained or that any requirements of laws or judgments are not complied with.

                 SECTION 2.08. Guarantees. (a) Except as otherwise specified in any Ancillary Agreement, ITT Industries, ITT Destinations and ITT Hartford shall use their commercially reasonable efforts to have, on or prior to the Distribution Date, or as soon as practicable thereafter, ITT Industries and any of its Subsidiaries removed as guarantor of or obligor for any ITT Destinations Liability or ITT Hartford Liability, including, without limitation, in respect of those guarantees set forth on Schedule 2.08(a).

                 (b) Except as otherwise specified in any Ancillary Agreement, ITT Industries, ITT Destinations and ITT Hartford shall use their commercially reasonable efforts to have, on or prior to the Distribution Date, or as soon as practicable thereafter, ITT Destinations and any of its Subsidiaries removed as guarantor of or obligor for any ITT Industries Liability or ITT Hartford Liability, including, without limitation, in respect of those guarantees set forth on Schedule 2.08(b).

                 (c) Except as otherwise specified in any Ancillary Agreement, ITT Industries, ITT Destinations and ITT Hartford shall use their commercially reasonable efforts to have, on or prior to the Distribution Date, or as soon as practicable thereafter, ITT Hartford and any of its Subsidiaries removed as guarantor of or obligor for any ITT Industries Liability or ITT Destinations Liability, including, without limitation, in respect of those guarantees set forth on Schedule 2.08(c).

                 SECTION 2.09. Witness Services. At all times from and after the Distribution Date, each of ITT Industries, ITT Destinations and ITT Hartford shall use their commercially reasonable efforts to make available to each other party hereto, upon reasonable written request, its and its Subsidiaries' officers, directors, employees and agents as witnesses to the extent that (i) such persons may reasonably be required in connection with the prosecution or defense of any Action in which the requesting party may from time to time be involved and (ii) there is no conflict in the Action between the requesting party and ITT Industries, ITT Destinations or ITT Hartford, as applicable. A party providing witness services to the other party under this Section shall be entitled to receive from the recipient of such services, upon the presentation of invoices therefor, payments for such amounts, relating to supplies, disbursements and other out-of-pocket expenses and direct and indirect costs of employees who are witnesses, as may be reasonably incurred in providing such witness services.

                 SECTION 2.10. Certain Post-Distribution Transactions. (a)(i) ITT Industries shall comply with and otherwise not take action inconsistent with each representation and statement made, or to be made, to the Internal Revenue Service in connection with the request by ITT for a revenue ruling in respect of the Distribution or to ITT's outside tax counsel in connection with such firm's rendering an opinion to ITT, ITT Destinations and ITT Hartford as to certain tax aspects of the Distribution and (ii) until one year after the Distribution Date, ITT Industries will maintain its status as a company engaged in the active conduct of a trade or business, as defined in Section 355(b) of the Code.

                 (b)(i) ITT Destinations shall comply with and otherwise not take action inconsistent with each representation and statement made, or to be made, to the Internal Revenue Service in connection with the request by ITT for a revenue ruling in respect of the Distribution or to ITT's outside tax counsel in connection with such firm's rendering an opinion to ITT, ITT Destinations and ITT Hartford as to certain tax aspects of the Distribution and (ii) until one year after the Distribution Date, ITT Destinations will maintain its status as a company engaged in the active conduct of a trade or business, as defined in
Section 355(b) of the Code.

                 (c)(i) ITT Hartford shall comply with and otherwise not take action inconsistent with each representation and statement made, or to be made, to the Internal Revenue Service in connection with the request by ITT for a revenue ruling in respect of the Distribution or to ITT's outside tax counsel in connection with such firm's rendering an opinion to ITT, ITT Destinations and ITT Hartford as to certain tax aspects of the Distribution and (ii) until one year after the Distribution Date, ITT Hartford will maintain its status as a company engaged in the active conduct of a trade or business, as defined in
Section 355(b) of the Code.

                 SECTION 2.11. Directors and Officers Liability Insurance. ITT Industries agrees that, from and after the Effective Time to the seventh anniversary of the Distribution Date, it will maintain in full force and effect the Company Policy numbered 16 on Schedule 7.01(a) hereto (or, through the purchase of extended discovery, the full benefits and coverage of such Company Policy) and shall not amend the terms of such Policy in a manner adverse to any persons covered by such insurance. The provisions of this Section 2.11 are intended for the benefit of, and shall be enforceable by, each of the persons covered by the Company Policy numbered 16 on Schedule 7.01(a) hereto.

                 SECTION 2.12. Insurance. Except as contemplated by Article VII and Section 2.11 hereof, any and all coverage of ITT Destinations, ITT Hartford and their respective Subsidiaries under Company Policies has terminated or will terminate no later than the Effective Time (and will not be replaced by ITT).

                 SECTION 2.13. Transfers Not Effected Prior to the Distribution; Transfers Deemed Effective as of the Distribution Date. To the extent that any transfers contemplated by this Article II shall not have been consummated on or prior to the Distribution Date, the parties shall cooperate to effect such transfers as promptly following the Distribution Date as shall be practicable. Nothing herein shall be deemed to require the transfer of any assets or the assumption of any Liabilities which by their terms or operation of law cannot be transferred; provided, however, that the parties hereto and their respective Subsidiaries shall cooperate to seek to obtain any necessary consents or approvals for the transfer of all assets and Liabilities contemplated to be transferred pursuant to this Article II. In the event that any such transfer of assets or Liabilities has not been consummated, from and after the Distribution

Date the party retaining such asset or Liability shall hold such asset in trust for the use and benefit of the party entitled thereto (at the expense of the party entitled thereto) or retain such Liability for the account of the party by whom such Liability is to be assumed pursuant hereto, as the case may be, and take such other action as may be reasonably requested by the party to whom such asset is to be transferred, or by whom such Liability is to be assumed, as the case may be, in order to place such party, insofar as is reasonably possible, in the same position as would have existed had such asset or Liability been transferred as contemplated hereby. As and when any such asset or Liability becomes transferable, such transfer shall be effected forthwith. The parties agree that, as of the Distribution Date, each party hereto shall be deemed to have acquired complete and sole beneficial ownership over all of the assets, together with all rights, powers and privileges incident thereto, and shall be deemed to have assumed in accordance with the terms of this Agreement all of the Liabilities, and all duties, obligations and responsibilities incident thereto, which such party is entitled to acquire or required to assume pursuant to the terms of this Agreement.

                 SECTION 2.14. Ancillary Agreements. Prior to the Distribution Date, each of ITT Industries, ITT Destinations and ITT Hartford shall enter into, and/or (where applicable) shall cause their respective Subsidiaries to enter into, the Ancillary Agreements and any other agreements in respect of the Distribution reasonably necessary or appropriate in connection with the transactions contemplated hereby and thereby.

ARTICLE III.  INDEMNIFICATION

                 SECTION 3.01. Indemnification by ITT Industries. Except as otherwise specifically set forth in any provision of this Agreement or of any Ancillary Agreement, ITT Industries shall indemnify, defend and hold harmless the ITT Destinations Indemnitees and the ITT Hartford Indemnitees from and against any and all Indemnifiable Losses of the ITT Destinations Indemnitees and the ITT Hartford Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) the ITT Industries Liabilities or (ii) the breach by ITT Industries of any provision of this Agreement or any Ancillary Agreement.

                 SECTION 3.02. Indemnification by ITT Destinations. Except as otherwise specifically set forth in any provision of this Agreement or of any Ancillary Agreement, ITT Destinations shall indemnify, defend and hold harmless the ITT Industries Indemnitees and the ITT Hartford Indemnitees from and against any and all Indemnifiable Losses of the ITT Industries Indemnitees and the ITT Hartford Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) the ITT Destinations Liabilities or (ii) the breach by ITT Destinations of any provision of this Agreement or any Ancillary Agreement.

                 SECTION 3.03. Indemnification by ITT Hartford. Except as otherwise specifically set forth in any provision of this Agreement or of any Ancillary Agreement, ITT Hartford shall indemnify, defend and hold harmless the ITT Industries Indemnitees and the ITT Destinations Indemnitees from and against any and all Indemnifiable Losses of the ITT Industries Indemnitees and the ITT Destinations Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) the ITT Hartford Liabilities or (ii) the breach by ITT Hartford of any provision of this Agreement or any Ancillary Agreement.

                 SECTION 3.04. Limitations on Indemnification Obligations. The amount that any party (an "Indemnifying Party") is or may be required to pay to any other person (an "Indemnitee") pursuant to Section 3.01, Section 3.02 or
Section 3.03, as applicable, shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnitee in respect of the related Indemnifiable Loss. If an Indemnitee shall have received the payment required by this Agreement from an Indemnifying Party in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the amount of such Insurance Proceeds or other amounts actually received, up to the aggregate amount of any payments received from such Indemnifying Party pursuant to this Agreement in respect of such Indemnifiable Loss.

                 SECTION 3.05. Procedures for Indemnification. (a) Third Party Claims (other than in respect of Shared Liabilities). If a claim or demand is made against an Indemnitee by any person who is not a party to this Agree-ment (a "Third Party Claim") as to which such Indemnitee is entitled to indemnification pursuant to this Agreement, such Indemnitee shall notify the Indemnifying Party in writing, and in reasonable detail, of the Third Party Claim promptly (and in any event within 15 business days) after receipt by such Indemnitee of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnitee failed to give such notice). Thereafter, the Indemnitee shall deliver to the Indemnifying Party, promptly (and in any event within 15 business days) after the Indemnitee's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim.

                 If a Third Party Claim is made against an Indemnitee, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges in writing its obligation to indemnify the Indemnitee therefor, to assume the defense thereof with counsel selected by the Indemnifying Party; provided that such counsel is not reasonably objected to by the Indemnitee. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnitee for legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof. If the Indemnifying Party assumes such defense, the Indemnitee shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnitee for any period during which the Indemnifying Party has failed to assume the defense thereof (other than during the period prior to the time the Indemnitee shall have given notice of the Third Party Claim as provided above). If the Indemnifying Party so elects to assume the defense of any Third Party Claim, all of the Indemnitees shall cooperate with the Indemnifying Party in the defense or prosecution thereof.

                 If the Indemnifying Party acknowledges in writing liability for a Third Party Claim, then in no event will the

Indemnitee admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the Indemnifying Party's prior written consent; provided, however, that the Indemnitee shall have the right to settle, compromise or discharge such Third Party Claim without the consent of the Indemnifying Party if the Indemnitee releases the Indemnifying Party from its indemnification obligation hereunder with respect to such Third Party Claim and such settlement, compromise or discharge would not otherwise adversely affect the Indemnifying Party. If the Indemnifying Party acknowledges in writing liability for a Third Party Claim, the Indemnitee will agree to any settlement, compromise or discharge of a Third Party Claim that the Indemnifying Party may recommend and that by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such Third Party Claim and releases the Indemnitee completely in connection with such Third Party Claim and that would not otherwise adversely affect the Indemnitee; provided, however, that the Indemnitee may refuse to agree to any such settlement, compromise or discharge if the Indemnitee agrees that the Indemnifying Party's indemnification obligation with respect to such Third Party Claim shall not exceed the amount that would be required to be paid by or on behalf of the Indemnifying Party in connection with such settlement, compromise or discharge.

                 Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the fees and expenses of counsel incurred by the Indemnitee in defending such Third Party Claim) if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnitee which the Indemnitee reasonably determines, after conferring with its counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages.

                 This Section 3.05(a) shall govern all claims under this Article III for indemnification against Third Party Claims except Third Party Claims in respect of Shared Liabilities, as to which Section 3.05(b) shall govern.

                 (b) Third Party Claims in Respect of Shared Liabilities. If a Third Party Claim in respect of a Shared Liability is made against an Indemnitee, such Indemnitee shall notify the Indemnifying Parties in writing, and in reasonable detail, of the Third Party Claim promptly (and in any event within 15 business days) after receipt by such Indemnitee of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent an Indemnifying Party shall have been actually prejudiced as a result of such failure (except that the Indemnifying Parties shall not be liable for any expenses incurred during the period in which the Indemnitee failed to give such notice). Thereafter, the Indemnitee shall deliver to the Indemnifying Parties, promptly (and in any event within 15 business days) after the Indemnitee's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim.

                 Each Indemnifying Party shall be entitled to participate in the defense of such Third Party Claim subject to the following provisions of this paragraph. Without limiting the terms of Section 3.01, Section 3.02 or Section
3.03 hereof, the Indemnitee and Indemnifying Parties shall use commercially reasonable efforts to agree as soon as reasonably practicable upon a party (the "Managing Party") which shall have management and administrative responsibility in respect of the Third Party Claim against the Indemnitee unless a party is designated on Schedule 1.01(d) to have management responsibility for the related Shared Liability (in which case the party so designated shall be the "Managing Party"). Such management and administrative responsibility shall entail the defense of such Third Party Claim, negotiation with claimants and potential claimants (subject to the limitations in the following paragraph) and other reasonably related activities. If the Indemnifying Parties acknowledge in writing their respective obligations to indemnify the Indemnitee for the Third Party Claim to the extent contemplated by this Agreement, and an Indemnifying Party is selected as the Managing Party, such Indemnifying Party may assume the defense thereof with counsel selected by such Indemnifying Party; provided that such counsel is not reasonably objected to by the Indemnitee or any other Indemnifying Party. If there is a Managing Party and such party conducts the defense of the Third Party Claim, the legal or other expenses in respect of such Third Party Claim incurred by or on behalf of any person other than such Managing Party shall not be Indemnifiable Losses for purposes of this Agreement; provided, however, the Indemnifying Parties shall be liable for fees and expenses of counsel employed by the Indemnitee for any period during which an Indemnifying Party, in its capacity as Managing Party, has failed to assume the defense thereof (other than during the period prior to the time the Indemnitee shall have given notice of such Third Party Claim as provided above), but only to the extent contemplated by the final paragraph of this Section 3.05(b). If there is a Managing Party and such party conducts the defense of the Third Party Claim, the Managing Party shall control the defense of such Third Party Claim, although the Indemnitee (if not the Managing Party) shall have the right to participate in such defense and to employ counsel, at its own expense, separate from the counsel employed by the Managing Party. All of the Indemnitees and each Indemnifying Party shall cooperate with any Managing Party and each other in the defense or prosecution of such Third Party Claim.

                 If each of the Indemnifying Parties acknowledges in writing liability for such Third Party Claim to the extent contemplated by this Agreement, then in no event will the Indemnitee admit any liability with respect to, or settle, compromise or discharge, any such Third Party Claim without each of the Indemnifying Party's prior written consent; provided, however, that the Indemnitee shall have the right to settle, compromise or discharge such Third Party Claim without the consent of the Indemnifying Parties if the Indemnitee releases each of the Indemnifying Parties from their respective indemnification obligation hereunder with respect to such Third Party Claim and such settlement, compromise or discharge would not otherwise adversely affect the Indemnifying Parties. If the Indemnifying Parties acknowledge in writing liability for such Third Party Claim, an Indemnitee will agree to any settlement, compromise or discharge of such Third Party Claim that the Managing Party may recommend and that by its terms obligates the Indemnifying Parties to pay the full amount of the liability in connection with such Third Party Claim and releases the Indemnitee completely in connection with such Third Party Claim (or portion thereof, as applicable) and that would not otherwise adversely affect the Indemnitee; provided, however, that the Indemnitee may refuse to agree to any such settlement, compromise or discharge if the Indemnitee agrees that each of the Indemnifying Party's indemnification obligations with respect to such Third Party Claim shall not exceed the amount that would be required to be paid by or on behalf of such Indemnifying Party in connection with such settlement, compromise or discharge.

                 Notwithstanding the foregoing, an Indemnifying Party shall not be entitled to assume the defense of such Third Party Claim (and shall be liable for the fees and expenses of counsel incurred by an Indemnitee in defending such Third Party Claim to the extent contemplated by this Agreement) if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnitee which the Indemnitee reasonably determines, after conferring with its counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, an Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages as contemplated above.

                 Legal and other expenses incurred in connection with each such Third Party Claim which are Indemnifiable Losses shall be shared by the parties in the same proportions in which the related Shared Liability is shared.

                 SECTION 3.06. Indemnification Payments. Indemnification required by this Article III shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or loss, liability, claim, damage or expense is incurred.

                 SECTION 3.07. Other Adjustments. (i) The amount of any Indemnifiable Loss shall be (x) increased to take into account any net Tax cost actually incurred by the Indemnitee arising from any payments received from the Indemnifying Party (grossed up for such increase) and (y) reduced to take account of any net Tax benefit actually realized by the Indemnitee arising from the incurrence or payment of any such Indemnifiable Loss. In computing the amount of such Tax cost or Tax benefit, the Indemnitee shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any payment with respect to an Indemnifiable Loss or the incurrence or payment of any Indemnifiable Loss.

                 (ii) In addition to any adjustments required pursuant to
Section 3.04 hereof or clause (i) of this Section 3.07, if the amount of any Indemnifiable Loss shall, at any time subsequent to the payment required by this Agreement, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the Indemnifying Party, up to the aggregate amount of any payments received from such Indemnifying Party pursuant to this Agreement in respect of such Indemnifiable Loss.

                 SECTION 3.08. Survival of Indemnities. The obligations of ITT Industries, ITT Destinations and ITT Hartford under this Article III shall survive the sale or other transfer by any of them of any assets or businesses or the assignment by any of them of any Liabilities, with respect to any Indemnifiable Loss of any Indemnitee related to such assets, businesses or Liabilities.

ARTICLE IV.  ACCESS TO INFORMATION

                 SECTION 4.01.  Provision of Corporate Records.

                 (a) Unless otherwise specified in the procedures set forth in
Schedule 4.03(b) hereto, after the Distribution Date, upon the prior written request by ITT Destinations or ITT Hartford for specific and identified agreements, documents, books, records or files including, without limitation, computer files, microfiche, tape recordings and photographs (collectively, "Records"), relating to or affecting ITT Destinations or ITT Hartford, as applicable, ITT Industries shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the party making the request has a reasonable need for such originals) in the possession of ITT Industries or any of its Subsidiaries, but only to the extent such items are not already in the possession of the requesting party.

                 (b) Unless otherwise specified in the procedures set forth in
Schedule 4.03(b) hereto, after the Distribution Date, upon the prior written request by ITT Industries or ITT Hartford for specific and identified Records relating to or affecting ITT Industries or ITT Hartford, as applicable, ITT Destinations shall arrange, as soon as reasonably prac-ticable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the party making the request has a reasonable need for such originals) in the possession of ITT Destinations or any of its Subsidiaries, but only to the extent such items are not already in the possession of the requesting party.

                 (c) Unless otherwise specified in the procedures set forth in
Schedule 4.03(b) hereto, after the Distribution Date, upon the prior written request by ITT Industries or ITT Destinations for specific and identified Records relating to or affecting ITT Industries or ITT Destinations, as applicable, ITT Hartford shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the party making the request has a reasonable need for such originals) in the possession of ITT Hartford or any of its Subsidiaries, but only to the extent such items are not already in the possession of the requesting party.

                 SECTION 4.02. Access to Information. (a) Unless otherwise specified in the procedures set forth in Schedule 4.03(b) hereto, from and after the Distribution Date, each of ITT Industries, ITT Destinations and ITT Hartford shall afford to the other and its authorized accountants, counsel and other designated representatives reasonable access during normal business hours, subject to appropriate restrictions for classified, privileged or confidential information, to the personnel, properties, books and records of such party and its Subsidiaries insofar as such access is reasonably required by the other party.

                 (b) For a period of five years following the Distribution Date, each of ITT Industries, ITT Destinations and ITT Hartford shall provide to the other, promptly following such time at which such documents shall be filed with the Securities and Exchange Commission (the "Commission"), all documents that shall be filed by it and by any of its respective Subsidiaries with the Commission pursuant to the periodic and interim reporting requirements of the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder.

                 SECTION 4.03. Reimbursement; Other Matters. (a) Except to the extent otherwise contemplated by any Ancillary Agreement, a party providing Records or access to information to the other party under this Article IV shall be entitled to receive from the recipient, upon the presentation of invoices therefor, payments for such amounts, relating to supplies, disbursements and other out-of-pocket expenses, as may be reasonably incurred in providing such Records or access to information.

                 (b) The parties hereto shall comply with those document retention policies as shall be set forth in Schedule 4.03(b) hereto or established and agreed to in writing by their respective authorized officers on or prior to the Distribution Date in respect of Records and related matters.

                 SECTION 4.04. Confidentiality. Each of (i) ITT Industries and its Subsidiaries, (ii) ITT Destinations and its Subsidiaries and (iii) ITT Hartford and its Subsidiaries shall not use or permit the use of (without the prior written consent of the other) and shall hold, and shall cause its consultants and advisors to hold, in strict confidence, all information concerning the other parties in its possession, its custody or under its control (except to the extent that (A) such information has been in the public domain through no fault of such party or (B) such information has been later lawfully acquired from other sources by such party or (C) this Agreement or any other Ancillary Agreement or any other agreement entered into pursuant hereto permits the use or disclosure of such information) to the extent such information (x) relates to the period up to the Effective Time, (y) relates to any Ancillary Agreement or (z) is obtained in the course of performing services for the other party pursuant to any Ancillary Agreement, and each party shall not (without the prior written consent of the other) otherwise release or disclose such information to any other person, except such party's auditors and attorneys, unless compelled to disclose such information by judicial or administrative process or unless such disclosure is required by law and such party has used commercially reasonable efforts to consult with the other affected party or parties prior to such disclosure. To the extent that a party hereto is compelled by judicial or administrative process to disclose such information under circumstances in which any evidentiary privilege would be available, such party agrees to assert such privilege in good faith prior to making such disclosure. Each of the parties hereto agrees to consult with each relevant other party in connection with any such judicial or administrative process, including, without limitation, in determining whether any privilege is available, and further agrees to allow each such relevant party and its counsel to participate in any hearing or other proceeding (including, without limitation, any appeal of an initial order to disclose) in respect of such disclosure and assertion of privilege.

ARTICLE V.  ADMINISTRATIVE SERVICES

                 SECTION 5.01. Performance of Services. Beginning on the Distribution Date, each party will provide, or cause one or more of its Subsidiaries to provide, to the other party and its Subsidiaries such services on such terms as may be agreed upon between (i) ITT Industries (or any of its Subsidiaries) and ITT Destinations (or any of its Subsidiaries), (ii) ITT Industries (or any of its Subsidiaries) and ITT Hartford (or any of its Subsidiaries) or (iii) ITT Destinations (or any of its Subsidiaries) and ITT Hartford (or any of its Subsidiaries) from time to time in writing. The party that is to provide the services (the "Provider") will use (and will cause its Subsidiaries to use) its commercially reasonable efforts to provide such services to the other party (the "Recipient") and its Subsidiaries in a satisfactory and timely manner and as further specified in writing by the parties.

                 SECTION 5.02. Independence. All employees and representatives of the Provider providing the scheduled services to the Recipient will be deemed for purposes of all compensation and employee benefits matters to be employees or representatives of the Provider and not employees or representatives of the Recipient. In performing such services, such employees and representatives will be under the direction, control and supervision of the Provider (and not the Recipient) and the Provider will have the sole right to exercise all authority with respect to the employment (including, without limitation, termination of employment), assignment and compensation of such employees and representatives.

                 SECTION 5.03. Non-exclusivity. Nothing in this Agreement precludes any party from obtaining, in whole or in part, services of any nature that may be obtainable from the other parties from its own employees or from providers other than the other parties.

ARTICLE VI.  DISPUTE RESOLUTION

                 In the event of a controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement, including, without limitation, any claim based on contract, tort, statute or constitution (collectively, "Agreement Disputes"), the general counsels of the relevant parties shall negotiate in good faith for a reasonable period of time to settle such Agreement Dispute.

                 If after such reasonable period such general counsels are unable to settle such Agreement Dispute (and in any event after 60 days have elapsed from the time the relevant parties began such negotiations), such Agreement Dispute shall be determined, at the request of any relevant party, by arbitration conducted in New York City, before and in accordance with the then-existing Rules for Commercial Arbitration of the American Arbitration Association (the "Rules"), and any judgment or award rendered by the arbitrator shall be final, binding and nonappealable (except upon grounds specified in 9 U.S.C. Section 10(a) as in effect on the date hereof), and judgment may be entered by any state or Federal court having jurisdiction thereof in accordance with Section 8.19 hereof. Unless the arbitrator otherwise determines, the pre-trial discovery of the then-existing Federal Rules of Civil Procedure and the then-existing Rules 46 and 47 of the Civil Rules for the United States District Court for the Southern District of New York shall apply to any arbitration hereunder. Any controversy concerning whether an Agreement Dispute is an arbitrable Agreement Dispute, whether arbitration has been waived, whether an assignee of this Agreement is bound to arbitrate, or as to the interpretation of enforceability of this Article VI shall be determined by the arbitrator. The arbitrator shall be a retired or former judge of any United States District Court or Court of Appeals or such other qualified person as the relevant parties may agree to designate, provided such individual has had substantial professional experience with regard to settling sophisticated commercial disputes. The parties intend that the provisions to arbitrate set forth herein be valid, enforceable and irrevocable. The designation of a situs or a governing law for this Agreement or the arbitration shall not be deemed an election to preclude application of the Federal Arbitration Act, if it would be applicable. In his award the arbitrator shall allocate, in his discretion, among the parties to the arbitration all costs of the arbitration, including, without limitation, the fees and expenses of the arbitrator and reasonable attorneys' fees, costs and expert witness expenses of the parties. The undersigned agree to comply with any award made in any such arbitration proceedings that has become final in accordance with the Rules and agree to the entry of a judgment in any jurisdiction upon any award rendered in such proceedings becoming final under the Rules. The arbitrator shall be entitled, if appropriate, to award any remedy in such proceedings, including, without limitation, monetary damages, specific performance and all other forms of legal and equitable relief; provided, however, the arbitrator shall not be entitled to award punitive damages.

ARTICLE VII.  INSURANCE

                 SECTION 7.01. Policies and Rights Included Within Assets. (a) The ITT Destinations Assets shall include any and all rights of an insured party under each of the Company Policies set forth on Schedule 7.01(a) hereto and all predecessor Policies thereto, subject to the terms of such Company Policies and any limitations or obligations of ITT Destinations contemplated by this Article VII or Schedule 7.01(a), specifically including rights of indemnity and the right to be defended by or at the expense of the insurer, with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, damages and expenses incurred or claimed to have been incurred prior to the Distribution Date by any party in or in connection with the conduct of the ITT Destinations Business or, to the extent any claim is made against ITT Destinations or any of its Subsidiaries, the conduct of the ITT Industries Business or the ITT Hartford Business, and which claims, suits, actions, proceedings, injuries, losses, liabilities, damages and expenses may arise out of an insured or insurable occurrence under one or more of such Company Policies; provided, however, that nothing in this clause shall be deemed to constitute (or to reflect) an assignment of such Company Policies, or any of them, to ITT Destinations.

                 (b) The ITT Hartford Assets shall include any and all rights of an insured party under the Company Policies numbered 16 and 17 on Schedule 7.01(a) hereto and all predecessor Policies thereto, subject to the terms of such Company Policies and any limitations or obligations of ITT Hartford contemplated by this Article VII or

Schedule 7.01(a), specifically including rights of indemnity and the right to be defended by or at the expense of the insurer, with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, damages and expenses incurred or claimed to have been incurred prior to the Distribution Date by any party in or in connection with the conduct of the ITT Hartford Business or, to the extent any claim is made against ITT Hartford or any of its Subsidiaries, the conduct of the ITT Industries Business or the ITT Destinations Business, and which claims, suits, actions, proceedings, injuries, losses, liabilities, damages and expenses may arise out of an insured or insurable occurrence under either such Company Policy; provided, however, that nothing in this clause shall be deemed to constitute (or to reflect) an assignment of either of such Company Policies to ITT Hartford.

                 (c) The ITT Industries Assets shall include any and all rights of a named additional insured party under Policies where ITT is a named additional insured party, subject to the terms of such Policies and any limitations or obligations of ITT contemplated by this Article VII, specifically including rights of indemnity and the right to be defended by or at the expense of the insurer, with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, damages and expenses incurred or claimed to have been incurred prior to the Distribution Date by any party in or in connection with the conduct of the ITT Industries Business or, to the extent any claim is made against ITT Industries or any of its Subsidiaries, the conduct of the ITT Destinations Business or the ITT Hartford Business, and which claims, suits, actions, proceedings, injuries, losses, liabilities, damages and expenses may arise out of an insured or insurable occurrence under either such Policy; provided, however, that nothing in this clause shall be deemed to constitute (or to reflect) an assignment of such Policies to ITT Industries.

                 SECTION 7.02. Post-Distribution Date Claims. (a) If, subsequent to the Distribution Date, any person shall assert a claim against ITT Destinations or any of its Subsidiaries (including, without limitation, where ITT Destinations or its Subsidiaries are joint defendants with other persons) with respect to any claim, suit, action, proceeding, injury, loss, liability, damage or expense incurred or claimed to have been incurred prior to the Distribution Date in or in connection with the conduct of the ITT Destinations Business or, to the extent any claim is made against ITT Destinations or any of its Subsidiaries (including, without limitation, where ITT Destinations or its Subsidiaries are joint defendants with other persons), the conduct of the ITT Industries Business or the ITT Hartford Business, and which claim, suit, action, proceeding, injury, loss, liability, damage or expense may arise out of an insured or insurable occurrence under one or more of the Company Policies, ITT Industries shall, at the time such claim is asserted, to the extent any such Policy may require that Insurance Proceeds thereunder be collected directly by the party against whom the Insured Claim is asserted, be deemed to designate, without need of further documentation, ITT Destinations as the agent and attorney-in-fact to assert and to collect any related Insurance Proceeds under such Company Policy, and shall further be deemed to assign, without need of further documentation, to ITT Destinations any and all rights of an insured party under such Company Policy with respect to such asserted claim, specifically including rights of indemnity and the right to be defended by or at the expense of the insurer and the right to any applicable Insurance Proceeds thereunder; provided, however, that nothing in this Section 7.02(a) shall be deemed to constitute (or to reflect) an assignment of the Company Policies, or any of them, to ITT Destinations; provided further, however, that, with respect to those Company Policies set forth on Schedule 7.01(a) hereto for which ITT Destinations has payment obligations as reflected on such Schedule, ITT Destinations and its Subsidiaries shall only have the rights set forth under this Section 7.02(a) with respect to such Company Policies if such payment obligations have been satisfied by ITT Destinations at the relevant time as contemplated by Schedule 7.01(a).

                 (b) If, subsequent to the Distribution Date, any person shall assert a claim against ITT Hartford or any of its Subsidiaries (including, without limitation, where ITT Hartford or its Subsidiaries are joint defendants with other persons) with respect to any claim, suit, action, proceeding, injury, loss, liability, damage or expense incurred or claimed to have been incurred prior to the Distribution Date in or in connection with the conduct of the ITT Hartford Business or, to the extent any claim is made against ITT Hartford or any of its Subsidiaries (including, without limitation, where ITT Hartford or its Subsidiaries are joint defendants with other persons), the conduct of the ITT Industries Business or the ITT Destinations Business, and which claim, suit, action, pro-ceeding, injury, loss, liability, damage or expense may arise out of an insured or insurable occurrence under the Company Policy numbered 16 or 17 on Schedule 7.01(a) hereto, ITT Industries shall, at the time such claim is asserted, to the extent such Policy may require that Insurance Proceeds thereunder be collected directly by the party against whom the Insured Claim is asserted, be deemed to designate, without need of further documentation, ITT Hartford as the agent and attorney-in-fact to assert and to collect any related Insurance Proceeds under such Company Policy, and shall further be deemed to assign, without need of further documentation, to ITT Hartford any and all rights of an insured party under such Company Policy with respect to such asserted claim, specifically including rights of indemnity and the right to be defended by or at the expense of the insurer and the right to any applicable Insurance Proceeds thereunder; provided, however, that nothing in this Section 7.02(b) shall be deemed to constitute (or to reflect) an assignment of either of such Company Policies to ITT Hartford; provided further, however, that, with respect to the Company Policy numbered 17 on Schedule 7.01(a) hereto, ITT Hartford and its Subsidiaries shall only have the rights set forth under this Section 7.02(b) with respect to such Company Policy if the payment obligations of ITT Hartford set forth in
Schedule 7.01(a) with respect to such Policy have been satisfied by ITT Hartford at the relevant time as contemplated by Schedule 7.01(a).

                 SECTION 7.03. Administration; Other Matters. (a) Administration. Except as otherwise provided in Section 7.02 hereof, from and after the Distribution Date ITT Industries shall be responsible for (i) Insurance Administration of the Company Policies and (ii) Claims Administration under such Company Policies with respect to ITT Industries Liabilities, ITT Destinations Liabilities and ITT Hartford Liabilities; provided that the retention of such responsibilities by ITT Industries is in no way intended to limit, inhibit or preclude any right to insurance coverage for any Insured Claim of a named insured under such Policies as contemplated by the terms of this Agreement; and provided further that ITT Industries' retention of the administrative responsibilities for the Company Policies shall not relieve the party submitting any Insured Claim of the primary responsibility for reporting such Insured Claim accurately, completely and in a timely manner (it being understood that, as specified in the definitions of "Claims Administration" and "Insurance Administration", ITT Destinations and ITT Hartford shall report Insured

Claims to the relevant carrier through ITT Industries) or of such party's authority to settle (within the periods specified in Schedule 7.01(a) in the cases of the Company Policies numbered 1, 3 and 4 on said Schedule) any such Insured Claim. ITT Industries may discharge its administrative responsibilities under this Section 7.03 by contracting for the provision of services by independent parties. Except as contemplated by Schedule 7.01(a) hereto or this Agreement, each of the parties hereto shall administer and pay any costs relating to defending its respective Insured Claims under Company Policies to the extent such defense costs are not covered under such Policies and shall be responsible for obtaining or reviewing the appropriateness of releases upon settlement of its respective Insured Claims under Company Policies. The disbursements, out-of-pocket expenses and direct and indirect costs of employees or agents of ITT Industries relating to Claims Administration and Insurance Administration contemplated by this Section 7.03(a) shall be the responsibility of ITT Industries, provided that, if such disbursements, out-of-pocket expenses and direct and indirect costs of employees or agents of ITT Industries shall be materially in excess of the comparable historical disbursements, out-of-pocket expenses and direct and indirect costs of employees or agents of ITT, the relevant parties hereto agree to negotiate in good faith an equitable allocation of responsibility for such disbursements, out-of-pocket expenses and direct and indirect costs of employees or agents of ITT Industries.

                 (b) Access to Specified Policies. Where ITT Destinations Liabilities or ITT Hartford Liabilities, as applicable, are specifically covered under the Company Policies set forth on Schedule 7.01(a) hereto numbered 16 or 17 for periods prior to the Distribution Date, or under either such Company Policy covering claims made after the Distribution Date with respect to an occurrence prior to the Distribution Date, then from and after the Distribution Date ITT Destinations and ITT Hartford may claim coverage for Insured Claims under such Company Policy as and to the extent that such insurance is available up to the full extent of the applicable limits of liability of such Company Policy (and may receive any Insurance Proceeds with respect thereto as contemplated by Section 7.02 or Section 7.03(d) hereof).

                 (c) Liability Limitation. Except as specifically contemplated by lettered items under Schedule 7.01(a), ITT

Industries, ITT Destinations and ITT Hartford shall not be liable to one another for claims not reimbursed by insurers for any reason not within the control of ITT Industries, ITT Destinations or ITT Hartford, as the case may be, including, without limitation, coinsurance provisions, deductibles, quota share deductibles, exhaustion of aggregates, self-insured retentions, bankruptcy or insolvency of an insurance carrier, Company Policy limitations or restrictions, any coverage disputes, any failure to timely claim by ITT Industries, ITT Destinations or ITT Hartford or any defect in such claim or its processing.

                 (d) Allocation of Insurance Proceeds. Except as otherwise provided in Section 7.02, Insurance Proceeds received with respect to claims, costs and expenses under the Company Policies shall be paid to ITT Industries in trust, which shall thereafter administer the Company Policies by paying the Insurance Proceeds, as appropriate, to ITT Industries with respect to ITT Industries Liabilities, to ITT Destinations with respect to ITT Destinations Liabilities, to ITT Hartford with respect to the ITT Hartford Liabilities and as provided in Section 2.04(c) with respect to Shared Liabilities. Payment of the allocable portions of indemnity costs of Insurance Proceeds resulting from such Policies will be made by ITT Industries to the appropriate party upon receipt from the insurance carrier. In the event that the aggregate limits on any Company Policies are exceeded by the aggregate of outstanding Insured Claims by two or more of the relevant parties hereto, such parties shall agree on an equitable allocation of Insurance Proceeds based upon their respective bona fide claims. The parties agree to use commercially reasonable efforts to maximize available coverage under those Company Policies applicable to it, and to take all commercially reasonable steps to recover from all other responsible parties in respect of an Insured Claim to the extent coverage limits under a Company Policy have been exceeded or would be exceeded as a result of such Insured Claim.

                 SECTION 7.04. Agreement for Waiver of Conflict and Shared Defense. In the event that Insured Claims of more than one of the parties hereto exist relating to the same occurrence, the relevant parties shall jointly defend and waive any conflict of interest necessary to the conduct of the joint defense. Nothing in this Section 7.04 shall be construed to limit or otherwise alter in any way the obligations of the parties to this Agreement, including those created by this Agreement, by operation of law or otherwise.

                 SECTION 7.05. Cooperation. The parties agree to use their commercially reasonable efforts to cooperate with respect to the various insurance matters contemplated by this Agreement (including, without limitation, in connection with Policies where ITT is a named additional insured party).

ARTICLE VIII.  MISCELLANEOUS

                 SECTION 8.01. Complete Agreement; Construction. This Agreement, including the Exhibits and Schedules, and the Ancillary Agreements shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. Notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of any Ancillary Agreement, such Ancillary Agreement shall control.

                 SECTION 8.02. Ancillary Agreements. This Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Ancillary Agreements.

                 SECTION 8.03. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                 SECTION 8.04. Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the parties contained in this Agreement shall survive the Distribution Date.

                 SECTION 8.05. Expenses. Except as otherwise set forth in this Agreement or any Ancillary Agreement, all costs and expenses incurred on or prior to the Distribution

Date (whether or not paid on or prior to the Distribution Date) in connection with the preparation, execution, delivery and implementation of this Agreement and any Ancillary Agreement, the Proxy Statement and the Distribution and the consummation of the transactions contemplated thereby shall be charged to and paid by ITT, provided that ITT shall not be responsible for those costs or expenses incurred by ITT Hartford or ITT Destinations (including, without limitation, any attorney or financial advisor fees owing to attorneys or financial advisors retained by ITT Destinations or ITT Hartford). Except as otherwise set forth in this Agreement or any Ancillary Agreement, each party shall bear its own costs and expenses incurred after the Distribution Date.

                 SECTION 8.06. Notices. All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

                 To ITT Corporation (ITT Industries, Inc.
                 after the Distribution):

                 4 West Red Oak Lane
                 White Plains, NY 10604

                 Attn:  Senior Vice President and General Counsel

                 To ITT Destinations, Inc. (ITT Corporation after the Distribution):

                 1330 Avenue of the Americas
                 New York, NY 10019

                 Attn:  Executive Vice President
                        and General Counsel

                 To ITT Hartford Group, Inc.:

                 Hartford Plaza
                 Hartford, CT 06115

                 Attn:  Senior Vice President and General Counsel

                 SECTION 8.07. Waivers. The failure of either party to require strict performance by the other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

                 SECTION 8.08.  Amendments.  Subject to the terms of Section
8.11 hereof, this Agreement may not be modified or amended except by an agreement in writing signed by the parties.

                 SECTION 8.09. Assignment. This Agreement shall be assignable in whole in connection with a merger or consolidation or the sale of all or substantially all the assets of a party hereto so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant party hereto by operation of law or pursuant to an agreement in form and substance reasonably satisfactory to the other parties to this Agreement. Otherwise this Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the others, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void.

                 SECTION 8.10. Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and permitted assigns.

                 SECTION 8.11. Termination. This Agreement (including, without limitation, Section 2.11 and Article III hereof) may be terminated and the Distribution may be amended, modified or abandoned at any time prior to the Distribution by and in the sole discretion of ITT without the approval of ITT Destinations or ITT Hartford or the shareholders of ITT. In the event of such termination, no party shall have any liability of any kind to any other party or any other person. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by the parties; provided, however, that
Section 2.11 and Article III shall not be terminated or amended after the Distribution in respect of the third party beneficiaries thereto without the consent of such persons.

                 SECTION 8.12. Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that is contemplated to be a Subsidiary of such party on and after the Distribution Date.

                 SECTION 8.13. Third Party Beneficiaries. Except as provided in
Section 2.11 relating to directors and officers liability insurance and in
Article III relating to Indemnitees, this Agreement is solely for the benefit of the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

                 SECTION 8.14. Attorney Fees. Except as contemplated by the third to the last sentence of Article VI hereof, a party in breach of this Agreement shall, on demand, indemnify and hold harmless the other parties hereto for and against all out-of- pocket expenses, including, without limitation, legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled hereunder or otherwise.

                 SECTION 8.15. Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                 SECTION 8.16. Exhibits and Schedules. The Exhibits and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

                 SECTION 8.17. Specific Performance. Each of the parties hereto acknowledges that there is no adequate remedy at law for failure by such parties to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages, and therefore agree that their agreements contained herein may be specifically enforced without the requirement of posting a bond or other security, in addition to all other remedies available to the parties hereto under this Agreement.

                 SECTION 8.18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE

LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED IN THAT STATE.

                 SECTION 8.19. Consent to Jurisdiction. Without limiting the provisions of Article VI hereof, each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 8.19. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or
(ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                 SECTION 8.20. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                         ITT CORPORATION,

                                           by
                                             --------------------------------
                                             Name:
                                             Title:

                                         ITT DESTINATIONS, INC.,

                                           by
                                             --------------------------------
                                             Name:
                                             Title:

                                         ITT HARTFORD GROUP, INC.,

                                           by
                                             --------------------------------
                                             Name:
                                             Title: